UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report: July 25, 2011
(Date of earliest event reported)

NAUTILUS, INC.
(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
16400 SE Nautilus Drive
Vancouver, Washington 98683
(Address of principal executive offices and zip code)
(360) 859-2900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.
FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement

On July 25, 2011, Nautilus, Inc. (the “Company”) and Columbia Tech Center, L.L.C. (the "Lessor") entered into a Fifth Lease Modification Agreement (the “Modification”) of the Office Lease, dated June 30, 2009, for the Company's headquarters in Vancouver, Washington (as amended, the “Original Lease”). The Modification was requested by the Lessor to accommodate a new tenant of the premises. The Modification provides for consideration to be paid by the Lessor to the Company in exchange for the Company's agreement to terminate the Lease and vacate the premises by September 1, 2012. Beginning on September 1, 2011, the Company will consolidate within the building in phases in order to allow remodeling work to begin for the new tenant. Consideration specified in the Modification includes reduced rent for the duration of the remaining term of the modified Lease, and reimbursement of moving costs, subject to certain limitations.

In addition, on July 25, 2011, the Company and the Lessor entered into a new Office Lease Agreement (the "New Lease"), pursuant to which the Lessor has agreed to construct a new facility in Vancouver, Washington to serve as the Company's headquarters. The New Lease provides for construction in accordance with a preliminary plan and standard specifications for tenant spaces, which are incorporated as exhibits to the New Lease. The New Lease includes provisions governing the Company's approval of the related construction documents and the treatment of proposed changes to the approved construction documents.

The New Lease has an initial term of eighty-four (84) months following delivery of the new headquarters premises under the New Lease. The term of the New Lease is estimated to begin on September 1, 2012, and to expire on August 31, 2019. The Company has an option to renew the New Lease for one additional term of five (5) years, commencing on the expiration date. Base rent under the New Lease is $82,500 per month during the initial term of the New Lease. The Company is obligated to pay property taxes and normal maintenance charges during the term of the New Lease.

The foregoing descriptions of the Modification and New Lease do not purport to be complete and are qualified in their entirety by reference to the full texts of the Modification and the New Lease, incorporated by reference to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively.

Item 9.01	Financial Statements and Exhibits
d) Exhibits
Exhibit No.	Description
10.1	Fifth Lease Modification Agreement, dated July 25, 2011, to Office Lease, dated June 30, 2009, between Nautilus, Inc. and Columbia Tech Center, L.L.C.
10.2	Office Lease, dated as of July 25, 2011 by and between Nautilus, Inc. and Columbia Tech Center, L.L.C.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

July 29, 2011	By:	/s/ Michael D. Mulholland
(Date)		Michael D. Mulholland
Chief Financial Officer